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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:    MAY 31, 2006

DATE OF EARLIEST EVENT REPORTED:    MAY 31, 2006

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                     1-12929                       36-4135495
 (State or other          (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                          Identification Number)
  incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
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     CommScope, Inc. ("CommScope") permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended ("Rule 10b5-1"), provided that such plans comply with CommScope's applicable guidelines and insider trading policies.

     On May 31, 2006, Brian D. Garrett, President and Chief Operating Officer of CommScope, entered into a stock trading plan commencing on July 5, 2006, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Garrett authorized the sale of up to 112,629 shares of CommScope common stock owned by Mr. Garrett, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through June 29, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission (the "SEC") as required.

     On May 31, 2006, Edward A. Hally, Executive Vice President of CommScope, entered into a stock trading plan commencing June 14, 2006, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Hally authorized the sale of up to 22,420 shares of CommScope common stock owned by Mr. Hally, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through May 31, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Mr. Garrett or Mr. Hally or the stock trading plan of any other officer or director.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated: May 31, 2006


                                    COMMSCOPE, INC.


                                    By:  /s/ Frank B. Wyatt, II
                                       -------------------------------
                                       Name:  Frank B. Wyatt, II
                                       Title: Senior Vice President,
                                              General Counsel and Secretary